Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock beneficially owned by each of them of Nielsen Holdings N.V. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2012.

Carlyle Offshore Partners II Holdings, Ltd.

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

Carlyle Offshore Partners II, Ltd.
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

DBD Cayman Holdings, Ltd.
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

DBD Cayman, Ltd.
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

TCG Holdings Cayman II, L.P.
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

TC Group Cayman Investment Holdings, L.P.
by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

CP IV GP, Ltd.
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

TC Group IV Cayman, L.P.
by: CP IV GP, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

Carlyle Partners IV Cayman, L.P.
by: TC Group IV Cayman, L.P.
by: CP IV GP, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

CP IV Coinvestment Cayman, L.P.
by: TC Group IV Cayman, L.P.
by: CP IV GP, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

CEP II Managing GP Holdings, Ltd.
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

CEP II Managing GP, L.P.
by: CEP II Managing GP Holdings, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

Carlyle Europe Partners II, L.P.
by: CEP II Managing GP, L.P., its general partner
by: CEP II Managing GP Holdings, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director

CEP II Participations S.à r.l. SICAR
by: Carlyle Europe Partners II, L.P.,
by: CEP II Managing GP, L.P., its general partner
by: CEP II Managing GP Holdings, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder
by: Carlyle Offshore Partners II, Ltd., its Class B Member
by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Director